EXHIBIT 99.1

Investor presentation May 2013 HEMISPHERE MEDIA GROUP

Forward-Looking Statements

This presentation may contain certain statements about Hemisphere that are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of Hemisphere and are subject to uncertainty and changes in circumstance, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements.. Without limitation, any statements preceded or followed by or that include the words "targets," "plans," "believes," "expects," "intends," "will," "likely," "may," "anticipates," "estimates," "projects," "should," "would," "expect," "positioned," "strategy," "future," or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and "Forward-Looking Statements" in the company's most recent registration statement on Form S-4 (the "Registration Statement") and post-effective amendment No. 1 on Form S-1 to the Registration Statement, filed with the Securities and Exchange Commission (“SEC”), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Hemisphere’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Hemisphere undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

DISCLAIMER

The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation and may change. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Hemisphere assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Hemisphere Media Group, Inc.

TRADEMARKS

This document contains registered and unregistered trademarks and service marks of Hemisphere’s subsidiaries, Cinelatino, WAPA America and WAPA and their affiliates, as well as trademarks and service marks of third parties. All brand names, trademarks and service marks appearing in this document are the property of their respective holders.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

In addition to financial information presented in accordance with U.S. GAAP, Hemisphere has presented certain non-GAAP financial measures, specifically EBITDA and Adjusted EBITDA. Management use these measures to assess the operating results and performance of the business, perform analytical comparisons and identify strategies to improve performance. Hemisphere believes EBITDA and Adjusted EBITDA are relevant to investors because it allows them to analyze the operating performance of each business using the same metrics used by management. Hemisphere excludes from Adjusted EBITDA depreciation expense, amortization of intangibles, certain impairment charges, loss (gain) on disposition of assets, non-recurring expenses, interest expense, interest income, income tax and loss from discontinued operations.

CINE LATINO wapa AMÉRICA wapa
2

3 3 3 3 Overview Hemisphere Media Group is the only pure - play Hispanic networks and content platform Targeting the fast growing and highly attractive U.S. Hispanic and Latin American markets Leading U.S. Hispanic Cable Network # 1 U.S. Spanish - Language Movie Channel #1 Broadcast Network in Puerto Rico

4 4 4 4 Investment highlights Large and growing Hispanic media opportunity in the U.S. and Latin America Collection of high performance assets with leading market positions Attractive financial model with strong track record of growth Unique, compelling growth platform

Large and growing Hispanic media opportunity in the U.S. and Latin America HEMISPHERE MEDIA GROUP

6 6 6 6 Multiple drivers of growth in Hispanic pay - TV and package subscribers Large and growing U.S. Hispanic media opportunity 2012 2014E Hispanic TV HHs Hispanic package subs 4.2 Hispanic Pay - TV subs 14.1 11.9 Source : Hispanic TV HHs and Hispanic Pay - TV subs from Nielsen Universe Estimates, all other data from Management. (Figures in millions) Hispanic TV HHs Hispanic package subs 2.6 Hispanic Pay - TV subs 11.6 8.8 2006 Compounding effect of growing population and increased penetration will drive subscriber growth Hispanic TV HHs Hispanic Package Subs 4.9 Hispanic Pay - TV subs 15.4 13.0 8mm+ untapped opportunity

Significant U.S. Hispanic cable advertising opportunity

Advertising market does not yet reflect Hispanic economic impact

U.S. Hispanic buying power vs. Hispanic media spend



16%
9%
5%
Hispanic % of US population
% Hispanic buying power
% Hispanic media spend

Source: U.S. Census, The Shelby Report, Advertising Age, Kantar Media (2010)

Comparison of advertising wallet to viewing share



19%
13%
Opportunity gap
9%
7%
2008
2011
US Hispanic cable viewing share as % of total Spanish-language TV Viewing
US Hispanic cable advertising as % of total US Hispanic TV advertising

Source: Nielsen, SNL Kagan

U.S. Hispanic cable advertising primed for explosive growth

CINE LATINO wapa AMÉRICA wapa
7

8 8 8 8 13% 9% 9% 1% US Hispanic cable All US cable US Hispanic Broadcast All US Broadcast U.S. Hispanic cable advertising Fastest growing advertising sector in television 2011 – 2014 CAGR Significant U.S. Hispanic cable advertising opportunity Hispanic cable advertising growth dramatically outpacing the broader U.S. cable market ($ in millions) Source: SNL Kagan U.S. Hispanic cable advertising is expected to grow at nearly 50% through 2014 $119 $275 $398 2006 2011 2014E

9 9 9 9 27% 44% 51% 2006A 2012E 2016E Latin America pay - TV subscribers (a) Latin America pay - TV penetration (a) Significant subscriber growth opportunity in Latin America Latin America's growing pay - TV subscribers provide meaningful upside (a) Excludes Brazil. Source: SNL Kagan (Figures in millions) 20 37 48 2006A 2012E 2016E

Collection of high performance assets with leading market positions HEMISPHERE MEDIA GROUP

11 11 11 11  Only Spanish - language cable television movie network distributed by all major U.S. multichannel providers  The primary television destination for U.S. Hispanics to view current Spanish language box office hits and local favorites  Distributed to over 12 million subscribers globally including 4 million in the U.S. and 8 million across 15 Latin American countries  Over 80% of revenue contribution from the U.S. Multiple distribution relationships Major supplier relationships  Robust content portfolio with exclusive rights to box office hits and critically acclaimed films  Extensive industry relationships drive unique ability to acquire the best content  Library of over 400 titles from over 50 suppliers  Licensed over 70% of the top Mexican box office hits since 2006  Unique advantage as the only network that buys the rights for the U.S. and Latin America – “one - stop shop” for film distributors  Titles typically acquired exclusively for 3 – 4 years and include VOD and digital rights Cinelatino The leading Spanish - language movie network Cinelatino has a broad distribution platform across the U.S. and Latin America… …and a diverse network of programming relationships that is difficult to replicate Latin America

12 12 12 12 Cinelatino Top - rated Hispanic cable network in the U.S. Primetime ratings for Hispanic HHs Primetime ratings (M18 - 49 demo ) Note: Represents full year 2012, M - Sun 9:00PM - 3:00AM ET (6:00PM - 12:00AM PT) Source: Nielsen Ratings leadership reflects strength of network 1.31 1.08 0.62 0.55 0.53 0.44 0.18 0.11 0.11 Discovery en Español ESPN Deportes Fox Deportes Galavision mun2 Utilisima GOL TV MTV Tr3s 0.70 0.64 0.41 0.39 0.30 0.29 0.07 0.05 0.04 Discovery en Español ESPN Deportes Fox Deportes Galavision mun2 GOL TV Utilisima MTV Tr3s

13 13 13 13 1.08 1.03 0.78 0.74 0.61 0.59 0.59 0.56 0.54 0.53 0.53 0.45 0.44 0.43 0.40 0.39 0.39 0.38 0.38 0.35 Cinelatino Large growth potential in Mexico and rest of Latin America DISH Mexico – 20 Highest - Rated Cable Networks (a) Cinelatino Latin America Distribution Cinelatino Subscribers (MM) Pay - TV Subscribers (MM) (b) Cinelatino Penetration (%) Mexico 2.2 13.1 17% Argentina 1.8 7.6 24% Colombia 2.0 4.2 47% Chile 0.3 2.3 12% Peru 0.2 1.3 15% Other (c) 1.6 8.8 18% Total Latin America (d) 8.0 37.3 21% (a) Source: Ibope, represents full year 2012, M - Sun 6:00PM - 1:00AM (excludes children’s networks) (b) Source: SNL Kagan, represents 2012E (c) Other category includes subscribers from Costa Rica, Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Nicaragu a, Panama, Uruguay and Venezuela (d) Excludes Brazil Strong performance in Mexico is expected to translate into high growth in Latin America

WAPA America
Leading Spanish-language cable network in the U.S.

WAPA America is the most broadly distributed independently-owned Spanish-language cable network in the U.S.

- Over 5 million U.S. subscribers
- Majority of revenues generated from contracted, recurring, multi-year subscriber fees
- Significant opportunity to drive advertising sales
- High margin, high cash flow business

Broad distribution relationships

CABLEVISION | comcast. | COX | Time Warner Cable | DIRECTV | dish | at&t | verizon

WAPA America leverages content produced by WAPA PR

- Broadly appealing Spanish-language content, with special appeal to Puerto Ricans and other Caribbean Hispanics
- Leverages over 60 hours of weekly local programming from WAPA PR to create a unique cable network in the U.S.
- Programming supplemented by acquired telenovelas and other entertainment programming, popular sports programming from Puerto Rico, and programming from WAPA's library

Acquired Programming

Baloncesto Superior Nacional

WAPA America is the exclusive U.S. television partner of Puerto Rico's men's professional basketball league and will televise regular season and playoff games



Minga y Petraca

One of Puerto Rico's most popular comedies during the 1990's and early 2000's. A scripted comedy about two middle aged, mustached "ladies"

Mujeres al Limite

A one-hour reality television series featuring women telling their own true stories of love and heartbreak

Jugando Pelota Dura

A one-hour political show analyzing the most noteworthy political events, similar to CNN's *The Situation Room*

wapa AMÉRICA

14

15 15 15 15  Puerto Ricans are the second largest Hispanic group in the U.S. representing 9% of the U.S. Hispanic population  In key U.S. markets, Puerto Ricans are largest population group, exceeding Mexican - Americans  Puerto Ricans and Caribbeans as a whole, represent 18% of the U.S. Hispanic population  Puerto Ricans represent an attractive audience over - indexing the broader U.S. Hispanic community in education and average income, and all are U.S. citizens WAPA America Unique programming targeting an attractive audience Puerto Rican & Caribbean Hispanic Concentration in Key Markets (000s) Puerto Ricans Other Caribbean Hispanics (a) Mexicans DMA Total % of Hispanics Total % of Hispanics Total % of Hispanics New York 1,464 32% 1,347 30% 530 12% Philadelphia 387 52% 97 13% 151 20% Orlando 329 46% 143 20% 139 20% Tampa 209 31% 157 23% 232 34% Miami 203 10% 1,200 56% 146 7% Chicago 201 10% 62 3% 1,639 80% Hartford 182 61% 36 12% 38 13% Boston 157 32% 147 30% 67 14% The only cable network programmed for Puerto Ricans and Caribbean Hispanics in the U.S. (a) Cuban, Dominican, Venezuelan and Colombian Source: Geoscape International, American Marketscape DataStream: 2011 Series

WAPA PR
The leading Puerto Rican television network

#1 rated television network in Puerto Rico for four consecutive years

- Grew from #3 rated network in 2007 to #1 in 2009
- Continued momentum in business
  - expanded lead each of the last three years since becoming #1
- Top revenue generating network in Puerto Rico for three consecutive years
- Began earning retransmission fees in 2008
  - most recent retransmission renewals have yielded significant fee increases

2012 primetime rating and audience share [(a)]

wapa

- **Primetime ratings over 50% higher than each of Univision and Telemundo**
- **Over 30% share of the primetime audience**



32%
18.5
20%
11.8
19%
11.4
wapa
Telemundo
Univision
Rating
Audience Share

(a) Total households, primetime indicates Mon-Fri 6:00PM-11:00PM; represents full year 2012 data
Source: Nielsen

wapa

16

17 17 17 17 WAPA PR Puerto Rico is a unique and powerful broadcast TV market WAPA dwarfs the U.S. TV n etworks in primetime r atings (a) Pay - TV penetration in Puerto Rico Note: U.S. television ratings based on ’11/’12 broadcast season (a) Represents full year 2012, M - F 6:00 - 11:00PM for Puerto Rico, and M - F 8:00 - 11:00PM for U.S. Source: Nielsen Source: Mediafax and Nielsen  With 1.4 million TV households, Puerto Rico is the second largest U.S. Hispanic market behind only Los Angeles  Consistent low penetration rate of pay - TV in Puerto Rico creates a competitive advantage for TV broadcasters 18.5 6.0 4.4 4.4 4.2 CBS ABC FOX NBC ▪ Primetime ratings 3x higher than the four major U.S. television networks ▪ Primetime ratings substantially equivalent to the aggregate ratings of the four major U.S. television networks 48% 49% 45% 47% 47% 46% 50% 49% 51% 52% 2003A 2004A 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A

WAPA PR
Major content production engine

- Produces nearly 30 hours of entertainment programming each week
- Leading news producer in Puerto Rico with nearly 40 hours each week
- Nearly all shows are produced at WAPA's state-of-the-art facilities in San Juan

Entertainment Programs

Idol Puerto Rico	Idol Puerto Rico	**#1** *Reality Show*
Idol Kids Puerto Rico	Idol Kids Puerto Rico	*Ground breaking format for Idol franchise launched in 2012*
Risas en Combo & Sunshine Remix	Risas en Combo & Sunshine Remix	**#1** *Comedy*
wapa a las cuatro	WAPA a las Cuatro	*Fast-paced daily news magazine series*
entre nosotras	Entre Nosotras	**#1** *Local Talk Show*
pégate al mediodía	Pégate al Mediodía	**#1** *Midday Program*
De Película	De Película	*Movie previews and star interviews*

News

Noticentro

#1 *Morning News*

#1 *Midday News*

#1 *Evening News*

#1 *Late Night News*

wapa

18

Attractive financial model with strong track record of growth HEMISPHERE MEDIA GROUP

20 20 20 20 $62 $61 $76 $83 $95 2008A 2009A 2010A 2011A 2012A Consolidated Net Revenue Consolidated Adjusted EBITDA Proven track record of growth… Note: See Appendix A for a reconciliation of Adjusted EBITDA for 2008 - 2012. Adjusted EBITDA margin: ($ in millions) 28% 37% 37% 41%  Consistent revenue and Adjusted EBITDA growth of 11% and 23% (CAGR 2008 - 12), respectively, despite challenging economic environment  Attractive dual revenue streams comprised of approximately 60% advertising and 40% subscriber / retransmission fees 28% $17 $17 $28 $31 $39 2008A 2009A 2010A 2011A 2012A

21 21 21 21 $39 $34 $43 $41 ($5) $3 $3 $2 ($2) 2012A Adjusted EBITDA Political advertising 2012A Adjusted EBITDA (ex - political advertising) Advertising Retransmission and subscriber fees Elimination of related party agreement, net of growth in other operating expenses 2013E Operating Business Adjusted EBITDA Estimated public company costs & corporate overhead for partial year 2013E Adjusted EBITDA 2012 – 2013 Adjusted EBITDA bridge ($ in millions) Note: See Appendix A for a reconciliation of Adjusted EBITDA for 2012. No reconciliation of 2013E GAAP to Adjusted EBITDA is provid e d because it is not available.

Unique, compelling growth platform HEMISPHERE MEDIA GROUP

23 23 23 23 Compelling growth platform Multiple avenues of growth Macroeconomic growth x Growth in U.S. Hispanic population driving: ─ growth in pay - TV HHs ─ growth in Hispanic programming package subscribers x Significant and growing Hispanic cable advertising opportunity in the U.S. x Growth in Latin America pay - TV subscribers Organic growth x Continue to drive ratings at all assets which in turn drives advertising sales x Monetize advertising sales upside ─ convert Cinelatino to ad - supported model ─ build up of “U.S. ad sales team” for Cinelatino and WAPA America x Grow retransmission and subscription revenue x Grow Latin America subscribers ─ launch in new markets ─ launch on additional systems in under - penetrated markets Acquisition - driven growth x Leverage expertise of management team and portfolio of assets to drive growth through acquisitions ─ U.S. Spanish - language cable networks ─ Latin American broadcast and cable television networks ─ production companies ─ content libraries

24 24 24 24 Appendix A: Reconciliation of GAAP to Non - GAAP Financial Measures The following table represents consolidated EBITDA and Adjusted EBITDA measures, which was derived from WAPA and Cinelatino 's stand - alone reconciliations, assuming the transaction is consummated for the periods indicated (a) : Year Ended December 31, ($ in thousands) 2012 2011 2010 2009 2008 Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA: Net income (loss) $ 17,759 $ 13,623 $ 36,682 $ (2,839) $ (16,905) Add (deduct ): Income tax expense (benefit) 10,391 8,010 (15,840) (1,544) 9,638 Other expenses, net 5,521 5,451 3,270 4,916 9,496 Impairment of broadcast license - - - 13,830 11,671 Loss (gain) on disposition of assets (1) (39) 399 18 233 Depreciation and amortization 3,731 3,430 3,130 2,964 2,966 EBITDA $ 37,402 $ 30,475 $ 27,641 $ 17,344 $ 17,099 Non - recurring expenses 1,227 88 - - - Management fees 625 625 250 - - Adjusted EBITDA $ 39,254 $ 31,188 $ 27,891 $ 17,344 $ 17,099 (a) See the Post - Effective Amendment No. 1 on Form S - 1 to the Registration Statement filed on Form S - 4 (File No. 333 - 186210), f iled with the Securities and Exchange Commission on May 3, 2013, for reconciliations of net income (loss) to Adjusted EBITDA for WAPA and Cinelatino on non - consolidated bases.